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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported): February 4, 2004
                                                       --------------------


                               Aqua America, Inc.
         --------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

       Pennsylvania                    001-06659                 23-1702594
   --------------------         -----------------------      --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

             762 West Lancaster Avenue
              Bryn Mawr, Pennsylvania                            19010-3489
-----------------------------------------------------            ----------
     (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code: (610) 527-8000
                                                           --------------



                        Philadelphia Suburban Corporation
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)      Exhibits.

             99.1 Press Release, dated February 4, 2004, issued by Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation).

Item 12.   Disclosure of Results of Operations and Financial Condition.

On February 4, 2004, Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation) issued a press release announcing its fourth quarter 2004 earnings. The press release is being furnished with this Current Report on Form 8-K as
Exhibit 99.1 and is hereby incorporated herein by reference. This report (including the exhibit) shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             AQUA AMERICA, INC.


                             By: ROY H. STAHL
                                 -------------------------------------------
                                 Roy H. Stahl
                                 Executive Vice President and General Counsel



Dated: February 4, 2004









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                                  Exhibit Index
                                  -------------


  Exhibit
  -------

   99.1 Press Release, dated February 4, 2004, issued by Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation).